FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736

ADAMS NATURAL RESOURCES FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES FUND

SEMI-ANNUAL REPORT
JUNE 30, 2020
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Letter to Shareholders

Dear Fellow Shareholders,
2020 is turning out to be quite a year. So far, we have experienced a global pandemic, government-imposed shelter-in-place and lockdown orders, a rise in unemployment to levels not seen since the Great Depression, and widespread civil unrest similar to the 1960s — and we are only halfway through 2020. This led the S&P 500 to fall 19.6% in the first quarter, before rallying 20.5% in the second, closing down just 3.1% for the first six months of 2020.
The U.S. economy entered a recession in April as real GDP for the first quarter fell 5.0%, over 20 million jobs were lost, and the unemployment rate spiked to 14.7%. In response, the Federal Reserve took unprecedented actions to stabilize
The global pandemic caused oil consumption to fall to its lowest level in 30 years in April.

financial markets and Congress passed a massive $2.2 trillion stimulus package. As state economies began to open, hopes for a vaccine grew, and the Fed made it clear it had no plans to raise rates until 2022, the stock market rallied in the second quarter. The S&P generated its best quarterly return in more than 20 years. While we are encouraged by the reports of higher consumer spending and better-than-expected news on job losses, the economic recovery remains uncertain as both spending and jobs remain well below pre-pandemic levels.
It was also a turbulent first half for the oil markets. After falling 66.5% in the first quarter as demand for oil collapsed, the price of WTI crude nearly doubled in the second quarter. Energy stocks reflected this volatility falling 50.5%, before bouncing back 30.5% in the second quarter. The Energy sector of the S&P 500 ended the first half of 2020 down 35.3%. Our Fund, with exposure to both Energy and Materials, declined 29.7%.
As the global pandemic caused nationwide shutdowns that idled factories and left few people driving cars and even fewer boarding planes, it drastically reduced the demand for oil. In April, oil consumption fell to its lowest level in 30 years. In response, OPEC agreed to restrict output by an additional 10 million barrels a day. Producers, including those in the U.S., had no choice but to also reduce production. The reduction in supply, combined with a pickup in demand in Asia, caused WTI crude to rebound in the second quarter, ending the first half at $39 a barrel.
All industry groups within Energy rebounded in the second quarter but remained down for the year. Our investments in the Equipment & Services and Exploration

Letter to Shareholders (continued)

& Production (E&P) groups were the largest contributors to our relative performance in the first half, while our Refining investments detracted the most from our performance.
The Fund benefited from our decision to reduce exposure to services companies. This group was the hardest hit, declining 50.6% for the first half. These companies feel the impact of spending cuts and drilling reductions before other sectors and the stocks sold off accordingly.
Our E&P investments declined 41.8% for the first half of 2020. As global demand for oil fell, E&Ps quickly announced plans to reduce capital expenditures by anywhere from 30% to 50% and curtail production between 5% and 15%, resulting in lower earnings outlooks for 2020. We continue to believe that companies with assets in the Permian Basin are the best positioned for a turnaround, and we increased our exposure to these companies.
Refiners declined 35.6% for the first half of 2020 as demand for refined products fell. We expect refiners to be among the first to benefit from rising demand as stay-at-home orders are eased, and we increased our exposure to this group during the second quarter. We added to our positions in Marathon Petroleum and Valero Energy, two well-positioned refiners.
After falling 27.3% in the first quarter, our Materials investments bounced back in the second quarter, gaining 26.4%, as signs of a recovery in the global economy emerged. For the first six months of the year, our investments in Materials declined 8.1% compared to a 6.9% decline in the benchmark. Our holdings in Linde plc, the world’s largest industrial gas company, and Sherwin-Williams, the coatings company, performed well. However, our relative returns were negatively impacted by stocks we were underweight, such as Newmont Corp., the largest gold mining company, which increased 43.1%.
For the six months ended June 30, 2020, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -29.7%. This compares to total returns of -29.7% for the Fund's benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight), and -18.3% for the Lipper Global Natural Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -29.8%.
For the twelve months ended June 30, 2020, the Fund’s total return on NAV was -29.8%. Comparable returns for the Fund's benchmark and the Lipper Global Natural Resources Funds Average were -29.1% and -16.0%, respectively. The Fund’s total return on market price was -26.1%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $6.0 million, or $.20 per share, consisting of  $.03 net investment

Letter to Shareholders (continued)

income and $.03 long-term capital gain, realized in 2019, and $.14 of net investment income realized in 2020, all taxable in 2020. On July 16, 2020, an additional net investment income dividend of  $.10 per share was declared for payment on September 1, 2020. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
The Fund repurchased 97,342 shares of its Common Stock during the past six months. The shares were repurchased at an average price of  $7.56 and a weighted average discount to NAV of 17.3%, resulting in a $.01 increase to NAV per share.
Looking ahead, we expect the COVID-19 pandemic will continue to impact the country for the remainder of the year. The economic recovery is likely to be choppy due to fears of a second wave of COVID-19 and uncertainty surrounding what happens when the first round of fiscal stimulus runs out. We also anticipate more volatility as the U.S. presidential election heats up.
Although the path forward is “extraordinarily uncertain”, to quote Fed Chairman Jerome Powell, we are confident in our ability to navigate through it. We appreciate your trust in us.
In closing, we would like to address the hostile tender offer made during the first half of this year. We are grateful to our shareholders for your overwhelming support. Thank you for your loyalty and the confidence you have shown in our Fund. We do not take it for granted and we will continue to work hard every day to earn it.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
July 16, 2020

Portfolio Highlights

June 30, 2020
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Chevron Corporation	$66,833,270	17.3%
Exxon Mobil Corporation	66,678,862	17.2
ConocoPhillips	21,287,332	5.5
Linde plc	20,935,257	5.4
Phillips 66	13,429,123	3.5
EOG Resources, Inc.	11,489,688	3.0
Marathon Petroleum Corporation	10,469,577	2.7
Valero Energy Corporation	10,381,730	2.7
Sherwin-Williams Company	10,112,375	2.6
Kinder Morgan, Inc.	9,981,860	2.6
	$241,599,074	62.5%
Industry Weightings

40%
35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

June 30, 2020
(unaudited)
Assets
Investments at value*:
Common stocks (cost $502,432,836)	$384,139,059
Short-term investments (cost $3,344,886)	3,344,886	$387,483,945
Cash		150,284
Investment securities sold		1,009,685
Dividends receivable		255,848
Prepaid expenses and other assets		1,190,481
Total Assets		390,090,243

Liabilities
Investment securities purchased		1,044,811
Due to officers and directors (note 8)		884,636
Accrued expenses and other liabilities		1,404,089
Total Liabilities		3,333,536
Net Assets		$386,756,707

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 29,778,381 shares (includes 16,715 deferred stock units) (note 7)		$29,779
Additional capital surplus		508,609,026
Total distributable earnings (loss)		(121,882,098)
Net Assets Applicable to Common Stock		$386,756,707
Net Asset Value Per Share of Common Stock		$12.99

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2020
(unaudited)
Investment Income
Income:
Dividends	$9,480,585
Other income	25,620
Total Income	9,506,205
Expenses:
Investment research compensation and benefits	1,347,421
Administration and operations compensation and benefits	407,549
Occupancy and other office expenses	99,314
Investment data services	76,289
Directors’ compensation	242,000
Shareholder reports and communications	114,599
Transfer agent, custody, and listing fees	62,574
Accounting, recordkeeping and other professional fees	78,810
Insurance	24,632
Audit and tax services	51,585
Legal services	116,561
Total Expenses	2,621,334
Net Investment Income	6,884,871

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	(4,772,357)
Net realized gain (loss) on total return swap agreements	635,189
Change in unrealized appreciation on investments	(170,355,730)
Change in unrealized appreciation on total return swap agreements	(417,862)
Net Gain (Loss)	(174,910,760)
Change in Net Assets from Operations	$(168,025,889)
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2020	Year Ended December 31, 2019
From Operations:
Net investment income	$6,884,871	$23,508,321
Net realized gain (loss)	(4,137,168)	9,122,317
Change in unrealized appreciation	(170,773,592)	33,030,674
Change in Net Assets from Operations	(168,025,889)	65,661,312

Distributions to Shareholders from:
Total distributable earnings	(5,965,275)	(32,487,778)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	15,185	5,297,892
Cost of shares purchased (note 5)	(736,071)	—
Change in Net Assets from Capital Share Transactions	(720,886)	5,297,892
Total Change in Net Assets	(174,712,050)	38,471,426

Net Assets:
Beginning of period	561,468,757	522,997,331
End of period	$386,756,707	$561,468,757
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. During the six months ended June 30, 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility in financial markets. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 7.3% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the six months ended June 30, 2020, the Fund paid dividends and capital gain distributions of  $437,355 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly. With AFA having no assets under management, only those expenses directly attributable to AFA are charged to AFA.
During the six months ended June 30, 2020, shared expenses totaled $11,766,790, of which $8,286,107 was charged to ADX, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at June 30, 2020.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations

Notes to Financial Statements (continued)

from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At June 30, 2020, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$384,139,059	$—	$—	$384,139,059
Short-term investments	3,344,886	—	—	3,344,886
Total investments	$387,483,945	$—	$—	$387,483,945
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2020, the identified cost of securities for federal income tax purposes was $506,294,584 and net unrealized appreciation aggregated $(118,810,639), consisting of gross unrealized appreciation of $31,600,803 and gross unrealized depreciation of $150,411,442.

Notes to Financial Statements (continued)

Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent, while not material for the six months ended June 30, 2020, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2020 were $72,680,473 and $71,578,813, respectively.
4. DERIVATIVES
During the six months ended June 30, 2020, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offsets the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. At June 30, 2020, there were no open total return swap agreements. During the six months ended June 30, 2020, the

Notes to Financial Statements (continued)

average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $1,207,687 and $(1,202,334), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2020, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2020, the Fund issued 1,145 shares of its Common Stock at a weighted average price of $13.24 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 20, 2019, the Fund issued 339,209 shares of its Common Stock at a price of $15.56 per share (the average market price on December 11, 2019) to shareholders of record November 25, 2019, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2019, the Fund issued 1,258 shares of Common Stock at a weighted average price of $15.73 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Transactions in its Common Stock for 2020 and 2019 were as follows:
	Shares		Amount
	Six months ended June 30, 2020	Year ended December 31, 2019	Six months ended June 30, 2020	Year ended December 31, 2019
Shares issued in payment of distributions	1,145	340,467	$15,185	$5,297,892
Shares purchased (at a weighted average discount from net asset value of 17.3% and 0%, respectively)	(97,342)	—	(736,071)	—
Net change	(96,197)	340,467	$(720,886)	$5,297,892
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2020, the Fund recorded matching contributions of  $138,355 and a liability, representing the 2020 discretionary contribution, of  $74,257.

Notes to Financial Statements (continued)

7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred by the election of the director, remain outstanding at June 30, 2020.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2020 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2019	19,325	$26.93
Reinvested dividend equivalents	1,145	13.24
Vested & issued	(3,755)	21.72
Balance at June 30, 2020	16,715	$27.16
At June 30, 2020, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2020 was $56,671.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2020 to officers and directors amounted to $2,409,466, of which $298,671 was paid to independent directors. These amounts represent the taxable income, including $56,671 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2020, $884,636 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2020, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements (continued)

10. LEASES
The Fund and its affiliated companies jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2020, the Fund recognized rental expense of $45,341.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2020	June 30, 2019	Year Ended December 31,
			2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$18.79	$17.71	$17.71	23.26	$24.02	$20.74	$27.56
Net investment income	0.23	0.22	0.80 (c)	0.42	0.46	0.41	0.37
Net realized gain (loss) and change in unrealized appreciation	(5.84)	2.17	1.41	(4.77)	0.02	4.07	(5.80)
Change in accumulated other comprehensive income	—	—	—	—	—	—	0.05
Total from operations	(5.61)	2.39	2.21	(4.35)	0.48	4.48	(5.38)
Less distributions from:
Net investment income	(0.17)	(0.20)	(0.78)	(0.45)	(0.46)	(0.41)	(0.38)
Net realized gain	(0.03)	—	(0.32)	(0.40)	(0.72)	(0.73)	(1.00)
Return of capital	—	—	—	(0.32)	—	—	—
Total distributions	(0.20)	(0.20)	(1.10)	(1.17)	(1.18)	(1.14)	(1.38)
Capital share repurchases (note 5)	0.01	—	—	—	—	—	—
Reinvestment of distributions	—	—	(0.03)	(0.03)	(0.06)	(0.06)	(0.06)
Total capital share transactions	0.01	—	(0.03)	(0.03)	(0.06)	(0.06)	(0.06)
Net asset value, end of period	$12.99	$19.90	$18.79	$17.71	$23.26	$24.02	$20.74
Market price, end of period	$11.36	$16.54	$16.46	$14.57	$19.84	$20.17	$17.74

Total Investment Return (a)
Based on market price	-29.8%	15.0%	21.1%	-21.4%	4.6%	20.2%	-20.0%
Based on net asset value	-29.7%	13.8%	13.7%	-18.5%	3.0%	22.5%	-19.1%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$387	$588	$561	$523	$674	$686	$583
Ratio of expenses to average net assets	1.22%	0.93%	0.97%	0.79%	0.78%	0.82%	1.26% (d)
Ratio of net investment income to average net assets	3.31%	2.38%	4.18%	1.89%	2.05%	1.85%	1.49% (d)
Portfolio turnover	34.2%	21.7%	29.5%	47.0%	24.4%	19.0%	16.0%
Number of shares outstanding at end of period (in 000’s)	29,778	29,534	29,875	29,534	28,999	28,555	28,097

(a)
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

(c)
In 2019, the Fund received additional dividend income of  $9,693,399, or $0.33 per Fund share, from the acquisition of Anadarko Petroleum Corporation by Occidental Petroleum Corporation.

(d)
Ratio of expenses to average net assets was 0.86% after adjusting for non-recurring pension-related settlement charges. The adjusted ratio of net investment income to average net assets was 1.89%.

Schedule of Investments

June 30, 2020
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Energy — 72.1%
Equipment & Services — 4.8%
Baker Hughes Company	229,300	$3,528,927
Halliburton Company	307,970	3,997,451
National Oilwell Varco, Inc.	118,100	1,446,725
Schlumberger Limited	481,300	8,851,107
TechnipFMC plc	120,600	824,904
		18,649,114
Exploration & Production — 17.3%
Apache Corporation	110,800	1,495,800
Cabot Oil & Gas Corporation	113,400	1,948,212
Concho Resources Inc.	91,140	4,693,710
ConocoPhillips	506,600	21,287,332
Devon Energy Corporation	107,100	1,214,514
Diamondback Energy, Inc.	80,800	3,379,056
EOG Resources, Inc.	226,800	11,489,688
Hess Corporation	107,200	5,554,032
Marathon Oil Corporation	224,100	1,371,492
Noble Energy, Inc.	131,600	1,179,136
Occidental Petroleum Corporation	347,051	6,351,033
Pioneer Natural Resources Company	72,300	7,063,710
Whiting Petroleum Corporation (b)	50,675	57,263
		67,084,978
Integrated Oil & Gas — 34.5%
Chevron Corporation	749,000	66,833,270
Exxon Mobil Corporation	1,491,030	66,678,862
		133,512,132
Refining & Marketing — 9.4%
HollyFrontier Corporation	69,300	2,023,560
Marathon Petroleum Corporation	280,085	10,469,577
Phillips 66	186,775	13,429,123
Valero Energy Corporation	176,500	10,381,730
		36,303,990
Storage & Transportation — 6.1%
Kinder Morgan, Inc.	658,000	9,981,860
ONEOK, Inc.	180,700	6,002,854
Williams Companies, Inc.	391,500	7,446,330
		23,431,044

Schedule of Investments (continued)

June 30, 2020
(unaudited)
	Shares	Value (a)
Materials — 26.4%
Chemicals — 16.0%
Air Products and Chemicals, Inc.	28,600	$6,905,756
Albemarle Corporation	11,200	864,752
Celanese Corporation	9,400	811,596
CF Industries Holdings, Inc.	29,200	821,688
Corteva Inc.	81,945	2,195,306
Dow, Inc.	81,345	3,315,622
DuPont de Nemours, Inc.	87,145	4,630,014
Eastman Chemical Company	11,000	766,040
Ecolab Inc.	34,400	6,843,880
FMC Corporation	41,900	4,174,078
International Flavors & Fragrances Inc.	10,400	1,273,584
Linde plc	98,700	20,935,257
LyondellBasell Industries N.V.	77,900	5,119,588
Mosaic Company	38,701	484,149
PPG Industries, Inc.	25,900	2,746,954
		61,888,264
Construction Materials — 3.5%
Martin Marietta Materials, Inc.	9,900	2,045,043
Sherwin-Williams Company	17,500	10,112,375
Vulcan Materials Company	12,200	1,413,370
		13,570,788
Containers & Packaging — 3.1%
Amcor plc	154,700	1,579,487
Avery Dennison Corporation	6,800	775,812
Ball Corporation	57,500	3,995,675
International Paper Company	40,700	1,433,047
Packaging Corporation of America	30,500	3,043,900
Sealed Air Corporation	16,400	538,740
WestRock Company	27,500	777,150
		12,143,811
Metals & Mining — 3.8%
Freeport-McMoRan, Inc.	383,200	4,433,624
Newmont Corporation	114,500	7,069,230
Nucor Corporation	72,700	3,010,507
		14,513,361
Utilities — 0.8%
Utilities — 0.8%
Utilities Select Sector SPDR Fund	53,900	3,041,577

Total Common Stocks
(Cost $502,432,836)		384,139,059

Schedule of Investments (continued)

June 30, 2020
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.9%
Money Market Funds — 0.9%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.41% (c)	2,899,130	$2,900,000
Northern Institutional Treasury Portfolio, 0.15% (c)	444,886	444,886
Total Short-Term Investments
(Cost $3,344,886)		3,344,886
Total — 100.2% of Net Assets
(Cost $505,777,722)		387,483,945
Other Assets Less Liabilities — (0.2)%		(727,238)
Net Assets — 100.0%		$386,756,707

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2020
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2020
Air Products and Chemicals, Inc.	$1,632,205		$6,905,756
Ball Corporation	1,669,905		3,995,675
CF Industries Holdings, Inc.	240,685	$2,085,375	821,688
Chevron Corporation	9,847,879	10,253,423	66,833,270
Cimarex Energy Company	175,772	1,307,965	—
Concho Resources Inc.	1,563,219		4,693,710
Diamondback Energy, Inc.	1,410,956		3,379,056
DuPont de Nemours, Inc.	423,305	2,975,529	4,630,014
Ecolab Inc.	1,828,827		6,843,880
Exxon Mobil Corporation	11,339,944	11,418,137	66,678,862
FMC Corporation	2,041,425		4,174,078
Freeport-McMoRan, Inc.	3,373,320	433,050	4,433,624
Hess Corporation	1,292,453	558,227	5,554,032
LyondellBasell Industries N.V.	787,107	1,221,146	5,119,588
Marathon Petroleum Corporation	1,712,711	2,547,701	10,469,577
Materials Select Sector SPDR Fund	2,628,837	2,123,798	—
Nucor Corporation	1,935,875		3,010,507
Occidental Petroleum Corporation	1,352,621		6,351,033
Packaging Corporation of America	2,784,729	697,538	3,043,900
Phillips 66	1,793,973	2,420,120	13,429,123
Pioneer Natural Resources Company	1,487,802		7,063,710
PPG Industries, Inc.	4,486,364	3,643,805	2,746,954
Utilities Select Sector SPDR Fund	3,167,008		3,041,577
Valero Energy Corporation	1,846,491	2,559,510	10,381,730
WestRock Company	2,568,543	1,971,066	777,150
Celanese Corporation		3,844,508	811,596
International Paper Company		2,536,164	1,433,047
Kinder Morgan, Inc.		1,813,517	9,981,860
Schlumberger Limited		3,141,134	8,851,107
Vulcan Materials Company		3,520,243	1,413,370
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2010	$761,736	24,790	$30.73	$27.01	$.32	$.95	$—	$1.27	5.5%
2011	732,811	25,641	28.58	24.48	.39	1.58	—	1.97	7.1
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
June 30, 2020	386,757	29,778	12.99	11.36	.27**	.03	—	.30**	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on April 9, 2020. The following votes were cast for directors:
	Votes For	Votes Withheld
Enrique R. Arzac	20,760,490	3,482,661
Kenneth J. Dale	20,837,701	3,405,450
Frederic A. Escherich	20,824,066	3,419,085
Roger W. Gale	20,727,136	3,516,015
Lauriann C. Kloppenburg	20,864,676	3,378,475
Kathleen T. McGahran	20,812,193	3,430,958
Craig R. Smith	20,688,767	3,554,384
Mark E. Stoeckle	20,850,512	3,392,639
A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2020 was approved with 21,247,633 votes for, 2,745,432 votes against, and 250,086 shares abstaining.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Other Information

Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their elections by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2020 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q (prior to 2019) and on Part F of Form N-PORT (beginning in 2019). Both Forms N-Q and N-PORT are available on the Commission’s website: www.sec.gov.. The Fund also posts a link to its filings on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".
Website Information
Investors can find the Fund’s daily NAV per share, the market price, the discount/ premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (3), (4)	Roger W. Gale (2), (3)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (2), (4)	Lauriann C. Kloppenburg (1), (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/20-1/31/20	0	--	0	1,332,000
2/1/20-2/29/20	0	--	0	1,332,000
3/1/20-3/31/20	97,342	$7.56	97,342	1,234,658
4/1/20-4/30/20	0	--	0	1,234,658
5/1/20-5/31/20	0	--	0	1,234,658
6/1/20-6/30/20	0	--	0	1,234,658
Total	97,342	$7.56	97,342

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 1,332,000 shares.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

 Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b)	A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date: July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 23, 2020

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 23, 2020